UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026 (July 29, 2026)

Medalist Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by Medalist Diversified, Inc. (the “Company”) on July 29, 2026 (the “Original Filing”) reporting the acquisition of the property known as the Overland Park Property, a certain tract of real property consisting of approximately 1.64 acres of land with an approximately 16,100 share foot automotive service building located at 14939 Metcalf Avenue, Overland Park, Kansas, to provide the financial statements and unaudited pro forma information required by Item 9.01 (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Property Acquired

The following Statements of Revenues and Certain Expenses for the Overland Park Property are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditor.

Statement of Revenues and Certain Operating Expenses for the six months ended June 30, 2026 (unaudited) and year ended December 31, 2025.

Notes to Statement of Revenues and Certain Operating Expenses for the six months ended June 30, 2026 (unaudited) and year ended December 31, 2025.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements for the Company are set forth in Exhibit 99.1, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2026.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2026

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2026

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Cherry Bekaert LLP
99.1	Statement of Revenues and Certain Expenses for the Overland Park Property for six months ended June 30, 2026 and year ended December 31, 2025
99.2	Unaudited Pro Forma Financial Information for the Company
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED, INC.

Dated: September 25, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer